SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------




                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): February 3, 2000


                                  TELTREND INC.
             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
                          (State or Other Jurisdiction
                        of Incorporation or Organization)


             0-26114                                    13-3476859
      (Commission File Number)             (I.R.S. Employer Identification No.)


                               620 STETSON AVENUE
                           ST. CHARLES, ILLINOIS 60174
               (Address of Principal Executive Offices) (Zip Code)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 377-1700











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ITEM 5.  OTHER INFORMATION.

         On February 3, 2000, Teltrend Inc. (the "Company") and Westell Technologies, Inc. ("Westell") announced the expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act applicable to Westell's offer, pursuant to a proposed merger, to acquire all of the outstanding shares of common stock of Teltrend. A copy of the press release is attached as Exhibit
99.1 to this Form 8-K and incoroprated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: February 3, 2000

                                               TELTREND INC.



                                               By /s/   Theodor A. Maxeiner
                                                  ----------------------------
                                                        Theodor A. Maxeiner
                                                        Controller


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                                  EXHIBIT INDEX



EXHIBIT
NUMBER        DESCRIPTION

99.1          Press Release dated February 3, 2000.



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